                                                                    January 2003

Dear TANAKA Growth Fund Shareholder,

          The year 2002 was a difficult year for the Fund and for all investors. We entered the year on a strong note, only to find that issues of corporate governance, fraudulent accounting and the winds of war would be layered on top of concerns over a faltering economic recovery. This confluence of negatives pushed out the recovery another year. However, our analysis suggests that given the right monetary and fiscal policy moves, the underlying fundamentals could be quite favorable for a return to above average returns on common stocks over the next several years.

          2003 will be an important year for investors. The year holds great promise with the potential for resolution of many of the important problems and threats that have depressed the economy and the stock market during the last three years. Most assuredly, there will be new concerns. Yet, after three consecutive down years in the stock market (the first time since 1939-41), the rebound potential for the stock market has become quite significant. Common stocks are currently selling at a 37% discount relative to U.S. Treasury bond yields and are 50% undervalued relative to corporate bonds. This means that stocks would have to rise by about 55% to 100% just to reach fair value versus Treasury and corporate bond yields.

          There are problems to overcome - most notably a weak economy and a Federal Reserve that is still trying to find the right formula, the right level of interest rates to get the economy growing again. After 3 years of inadvertently tight money, the good news is that the Fed may have finally begun to realize that it has erred. They did surprise the markets with a one-half percent reduction in interest rates in November 2002. We are even a little more optimistic that the Fed may be willing to lower interest rates further to get the economy going and to avoid the possibility of slipping into a Japan-like deflationary trap.

          We believe that the lack of investor confidence in corporate managements and accounting data probably reached its low point in October 2002 and has already started to improve. Fear of terrorism will not dissipate anytime soon, but the Iraqi War anxieties are likely to be resolved one way or the other within a few months. Although we cannot be sure about the specifics of tax reduction legislation, it is likely that some form of tax incentives will be passed to encourage investment and saving. The odds have increased that by the second half of 2003, both fiscal and monetary policies could become more stimulative which should move the economy into a stronger growth mode.

          We believe that the greatest fundamental risk to the economy and the stock market is that the Federal Reserve does not provide enough monetary stimulus partly because the economic data has become outmoded and overstates inflation by 1-2%. I have recently written the Fed on this subject and will be coming out with a book containing our research on these issues (Digital Deflation, McGraw-Hill, spring/summer 2003). The conclusion is that as the government improves the accuracy of our economic data, inflation numbers will be revised downward allowing for more stimulative fiscal and monetary policies - and a rising stock market.

          We have endured three difficult years for the overall stock market and for Growth Stocks in particular. We are encouraged by the Fund's fourth quarter performance versus the S&P 500. For specific performance information, please refer to management's discussion of Fund performance in the enclosed annual report. The Fund has been positioned to fully participate from an economic recovery with positions in leading technology companies with emphasis on semiconductors, software, wireless services and security. We have also built significant positions in the Healthcare Sector to benefit from favorable long term demographic trends that point to potential above average growth in demand for healthcare services.

          We are grateful that our investors have had the confidence to patiently wait along with us for the market to find its bottom, which we believe was probably reached on October 9, 2002. We are earnest in recommending that investors average down and add to their positions at these levels. Over the years, I have seen that the best time to invest is when investors are feeling the most depressed. That is when the incremental downside risk is usually the lowest.

          Please be reminded that IRA contribution limits have been raised to $3000 per person beginning with the 2002 tax year. As always, shareholders are encouraged to email us at tanaka@tanaka.com or call us at (212) 490-3380.


                                                          Sincerely,



                                                          Graham Y. Tanaka, CFA

                                   PERFORMANCE

          Last year was a difficult year for the Fund and for Growth Stock investors. In short, we proved to have been early in anticipating a recovery in the economy as well as the stock market. The Fund's performance can be best understood by viewing our history in stages in the accompanying performance graph. In our first two years (1999 and 2000) we outperformed all our relevant benchmarks, even the more volatile NASDAQ, as our overweighting and our selections in Technology served us well.

          Perhaps less obvious to our investors were our moves in late 2000 and during 2001 to take some gains in Technology and rebalance the portfolio by reallocating proceeds into the Healthcare sector, particularly into the Specialty Pharmaceuticals area. In 2001 and early 2002, we were in fact tested by a down stock market, and our efforts to protect gains were reasonably successful in that we declined less than the NASDAQ and protected our lead over the broader S&P 500 Index.

          Quite honestly, we did not anticipate the chain of events in the middle two quarters of 2002, as corporate malfeasance, escalating expectations of war with Iraq and a weaker than normal economic recovery plunged the stock market to new lows. We entered 2002 with our portfolio aligned to benefit from an economic recovery that turned out to have been delayed. However, we believe that there will be a recovery, and we stand ready to benefit. The Technology Sector should be a leader in bringing us out of the doldrums, as pent up replacement demand for faster, better and cheaper technologies will be needed by the corporate sector to become more efficient and productive. Although the market has yet to prove it's in a full recovery mode, our Technology stocks have outperformed so far since October.

          We are encouraged that the Fund was up 18% in the calendar 4th Quarter of 2002 versus a gain of 8% for the S&P 500. We believe that we may finally be starting the first leg of the next multi-year Bull Market.


                   Tanaka Cl R       Russell 2000    S&P 500     NASDAQ
     12/30/98       10,000.00        10,000.00      10,000.00    10,000.00
      5/31/99        9,930.00        10,711.12      10,624.32    11,415.52
     11/30/99       13,050.00        11,158.82      11,406.22    15,436.99
      5/31/00       16,980.00        11,772.89      11,737.21    15,746.44
     11/30/00       14,380.00        11,093.95      10,925.20    12,039.54
      5/31/01       12,089.24        12,442.67      10,499.10     9,795.25
     11/30/01       10,952.73        11,628.47       9,590.55     8,973.52
      5/31/02        9,846.39        12,380.03       9,044.08     7,524.44
     11/30/02        8,096.37        10,396.13       8,005.32     6,900.66

          Past performance does not guarantee future results. The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown for Class R shares included a period of generally favorable market conditions that are likely not sustainable. The S&P 500, Russell 2000 and NASDAQ indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $4,437, or $4,645 without the effect of the 4.5% maximum sales charge, as of 11/30/02. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $4,598, or $4,840 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter), as of 11/30/02.


Class R Shares *

                                     One Year             Three Year           Avg. Annual Total Return
                                   Total Return       Avg. Annual Return           Since Inception
                                12/01/01 - 11/30/02   12/30/98 - 11/30/02        12/30/98 - 11/30/02
                                -------------------   -------------------        -------------------

TANAKA Class R                       -26.08%                -14.71%                     -5.24%
S&P 500                              -16.53%                -11.13%                     -5.52%
Russell 2000                         -10.60%                -2.33%                      1.00%
NASDAQ                               -23.10%                -23.54%                     -9.03%



Class B Shares *

                                  One Year            Total Return         Avg. Annual Total Return
                                Total Return         Since Inception            Since Inception
                             12/01/01 - 11/30/02   12/31/99 - 11/30/02        12/31/99 - 11/30/02
                             -------------------   -------------------        -------------------

TANAKA Class B                     -30.25%               -54.02%                    -23.36%
TANAKA Class B                     -26.58%               -51.60%                    -22.00%
(excluding CDSC)
S&P 500                            -16.53%               -33.72%                    -13.16%
Russell 2000                       -10.60%               -16.31%                    -5.92%
NASDAQ                             -23.10%               -63.35%                    -29.13%



Class A Shares *

                                   One Year            Total Return        Avg. Annual Total Return
                                 Total Return         Since Inception          Since Inception
                              12/01/01 - 11/30/02   11/09/00 - 11/30/02      11/09/00 - 11/30/02
                              -------------------   -------------------      -------------------

TANAKA Class A                      -29.36%               -55.63%                  -32.60%
TANAKA Class A                      -26.00%               -53.55%                  -31.08%
(excluding sales charge)
S&P 500                             -16.53%               -31.11%                  -16.57%
Russell 2000                        -10.60%               -15.55%                   -7.89%
NASDAQ                              -23.10%               -53.47%                  -31.05%

          * In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 4.5%.

          While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an overweighting in any sector is that a weakness in this sector could result in significant losses to the Fund.

          For a prospectus and more information, including charges and expenses, call toll free 1-877-4-TANAKA. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

          Distributed by Unified Financial Securities, Inc., Member NASD, SIPC.

Tanaka Growth Fund
Schedule of Investments
                November 30, 2002

Common Stocks - 99.7%                                                                Shares          Value

Accident & Health Insurance - 2.7%
AFLAC, Inc.                                                                              3,270       $ 100,880
                                                                                                  -------------

Biological Products (No Diagnostic Substances) - 0.1%
Mymetics Corp. (a)                                                                      21,817           2,182
                                                                                                  -------------

Book: Publishing or Publishing and Printing - 0.8%
Scholastic Corp. (a)                                                                       700          31,143
                                                                                                  -------------

Computer Peripheral Equipment - 3.7%
Rainbow Technologies, Inc. (a)                                                          16,300         138,224
                                                                                                  -------------

Electromedical & Electrotherapeutic Apparatus - 1.7%
Zoll Medical Corp. (a)                                                                   1,750          64,558
                                                                                                  -------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.9%
General Electric Co.                                                                     2,625          71,138
                                                                                                  -------------

Electronic Computers - 1.9%
Dell Computer Corp. (a)                                                                  2,525          72,139
                                                                                                  -------------

Federal & Federally - Sponsored Credit Agencies - 1.4%
Fannie Mae                                                                                 850          53,593
                                                                                                  -------------

Oil & Gas Field Exploration Services - 2.8%
Seitel, Inc. (a)                                                                       151,870         106,309
                                                                                                  -------------

Pharmaceutical Preparations - 24.5%
Barr Laboratories, Inc. (a)                                                                500          33,015
Biovail Corp. (a)                                                                       10,615         351,675
K-V Pharmaceutical Co. - Class A  (a)                                                   19,977         468,860
Pfizer, Inc.                                                                             2,150          67,811
                                                                                                  -------------
                                                                                                  -------------
                                                                                                       921,361
                                                                                                  -------------

Photographic Equipment & Supplies - 3.2%
Concord Camera Corp. (a)                                                                20,275         122,258
                                                                                                  -------------

Radio & Tv Broadcasting & Communications Equipment - 3.1%
QUALCOMM, Inc.  (a)                                                                      2,862         118,201
                                                                                                  -------------

Radiotelephone Communications - 5.6%
NEXTEL Communications, Inc. - Class A (a)                                               15,275         209,268
                                                                                                  -------------

Retail - Miscellaneous Shopping Goods Stores - 1.5%
Staples, Inc.  (a)                                                                       2,830          54,619
                                                                                                  -------------

Search, Detection, Navigation, Guidance, Aeronautical Sys. - 6.8%
FLIR Systems, Inc.  (a)                                                                  5,895         256,433
                                                                                                  -------------

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Schedule of Investments
                November 30, 2002

Common Stocks - 99.7%                                                                Shares          Value

Security Brokers, Dealers & Flotation Companies - 4.4%
MFC Bancorp Ltd. (a)                                                                    22,965         164,200
                                                                                                  -------------

Semiconductors & Related Devices - 4.3%
Intel Corp.                                                                              3,950          82,318
Three-Five Systems, Inc.  (a)                                                           11,130          79,023
                                                                                                  -------------
                                                                                                  -------------
                                                                                                       161,341
                                                                                                  -------------

Services - Commercial Physical & Biological Research - 1.9%
Affymetrix, Inc. (a)                                                                     2,630          71,273
                                                                                                  -------------

Services - Computer Integrated Systems Design - 1.2%
Scientific Games Corp. - Class A (a)                                                     6,400          44,794
                                                                                                  -------------

Services - Computer Programming Services - 1.9%
Amdocs Ltd. (a)                                                                          6,150          70,725
                                                                                                  -------------

Services - Medical Laboratories - 1.1%
Quest Diagnostics Inc. (a)                                                                 725          40,448
                                                                                                  -------------

Services - Prepackaged Software - 6.1%
Business Objects, Inc.  (a) (c)                                                          8,620         172,322
Phoenix Technologies Ltd. (a)                                                            9,100          57,694
                                                                                                  -------------
                                                                                                  -------------
                                                                                                       230,016
                                                                                                  -------------

Special Industry Machinery - 14.6%
ASML Holding NV (a) (c)                                                                 15,070         168,106
Novellus Systems, Inc.  (a)                                                              8,240         299,030
Veeco Instruments, Inc. (a)                                                              5,670          79,097
                                                                                                  -------------
                                                                                                  -------------
                                                                                                       546,233
                                                                                                  -------------

Surgical & Medical Instruments & Apparatus - 2.5%
Bard C.R. Inc.                                                                           1,670          92,680
                                                                                                  -------------

TOTAL COMMON STOCKS (Cost $5,192,802)                                                                3,744,016
                                                                                                  -------------

Money Market Securities - 1.2%
Huntington Investment Fund Class A, 0.51%, (Cost $45,931) (b)                           45,931          45,931
                                                                                                  -------------

TOTAL INVESTMENTS (Cost $5,238,733) - 100.9%                                                       $ 3,789,947
                                                                                                  -------------

Liabilities in excess of cash and other assets - (0.9%)                                                (35,527)
                                                                                                  -------------

TOTAL NET ASSETS - 100.0%                                                                          $ 3,754,420
                                                                                                  =============


(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at November 30, 2002.
(c) American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Assets and Liabilities
    30-Nov-02


Assets
Investments in securities, at value (cost $5,238,733)                         $ 3,789,947
Interest receivable                                                                    21
Dividends receivable                                                                  555
Receivable for fund shares sold                                                     1,000
Other receivables                                                                     122
Prepaid expenses                                                                    2,215
Receivable from advisor                                                            21,605
                                                                           ---------------
     Total assets                                                               3,815,465
                                                                           ---------------

Liabilities
Redemptions payable                                                                 6,976
12b-1 fees accrued                                                                  5,129
Accrued expenses                                                                   48,940
                                                                           ---------------
     Total liabilities                                                             61,045
                                                                           ---------------

Net Assets                                                                    $ 3,754,420
                                                                           ===============

Net Assets consist of:
Paid in capital                                                                 6,534,154
Accumulated net realized gain (loss) on investments                            (1,330,948)
Net unrealized appreciation (depreciation) on investments                      (1,448,786)
                                                                           ---------------

Net Assets                                                                    $ 3,754,420
                                                                           ===============

Class A:
Net asset value per share
   and redemption price per share ($146,793 / 18,131)                              $ 8.10
                                                                           ===============

 Maximum offering price per share
   ($8.10 / 95.5%)                                                                   8.48
                                                                           ===============

 Minimum redemption price per share
   ($8.10 * 99%)                                                                     8.02
                                                                           ===============

Class B:
Net asset value per share
   and offering price per share ($950,518 / 118,875)                               $ 8.00
                                                                           ===============

 Minimum redemption price per share
   ($8.00 * 95%)                                                                     7.60
                                                                           ===============

Class R:
Net asset value per share,
  offering and redemption price per share ($2,657,109 / 330,422)                   $ 8.04
                                                                           ===============

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Operations
Year ended November 30, 2002


Investment Income
Dividend income                                                                    $ 5,645
Interest income                                                                        878
                                                                           ----------------
                                                                           ----------------
  Total Income                                                                       6,523
                                                                           ----------------

Expenses
Investment advisor fee                                                              42,356
12b-1 fee Class A                                                                      553
12b-1 fee Class B                                                                    9,631
12b-1 fee Class R                                                                    6,279
Transfer agent expenses                                                             46,643
Legal expenses                                                                      30,444
Administration expenses                                                             28,489
Fund accounting expenses                                                            24,767
Registration expenses                                                               17,333
Auditing expenses                                                                   15,261
Miscellaneous expenses                                                               6,993
Custodian expenses                                                                   5,330
Insurance expenses                                                                   3,130
Pricing expenses                                                                     2,557
Printing expenses                                                                      397
                                                                           ----------------
  Total Expenses                                                                   240,163
Reimbursed expenses                                                               (160,052)
                                                                           ----------------
                                                                           ----------------
Total operating expenses                                                            80,111
                                                                           ----------------
                                                                           ----------------
Net Investment Income (Loss)                                                       (73,588)
                                                                           ----------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                               (1,271,499)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                        (18,336)
                                                                           ----------------
                                                                           ----------------
Net realized and unrealized gain (loss) on investment securities                (1,289,835)
                                                                           ----------------
                                                                           ----------------
Net increase (decrease) in net assets resulting from operations               $ (1,363,423)
                                                                           ================

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Changes In Net Assets

                                                                               Year ended            Year Ended
Increase (Decrease) in Net Assets                                            Nov. 30, 2002          Nov. 30, 2001
                                                                            -----------------      ----------------
Operations
  Net investment income (loss)                                                     $ (73,588)            $ (78,382)
  Net realized gain (loss) on investment securities                               (1,271,499)              (38,840)
  Change in net unrealized appreciation (depreciation)                               (18,336)           (1,225,912)
                                                                            -----------------
                                                                            -----------------      ----------------
  Net increase (decrease) in net assets resulting from operations                 (1,363,423)           (1,343,134)
                                                                            -----------------      ----------------

Distributions - Class R
   From net realized gain                                                                  -               (20,609)
                                                                            -----------------      ----------------

Share Transactions - Class A
   Net proceeds from sale of shares                                                   26,684               428,297
   Shares redeemed                                                                   (67,451)             (223,938)
                                                                            -----------------      ----------------
                                                                                     (40,767)              204,359
Share Transactions - Class B
   Net proceeds from sale of shares                                                  379,169               706,107
   Shares redeemed                                                                  (100,979)                    0
                                                                            -----------------      ----------------
                                                                                     278,190               706,107
Share Transactions - Class R
   Net proceeds from sale of shares                                                  360,842             1,050,006
   Shares issued in reinvestment of dividends                                              0                19,443
   Shares redeemed                                                                  (281,256)             (141,715)
                                                                            -----------------      ----------------
                                                                                      79,586               927,734
Net increase in net assets resulting
   from share transactions                                                           317,009             1,838,200
                                                                            -----------------      ----------------
                                                                            -----------------      ----------------
Total increase in net assets                                                      (1,046,414)              474,457
                                                                            -----------------      ----------------


Net Assets
  Beginning of period                                                              4,800,834             4,326,377
                                                                            -----------------      ----------------

  End of period                                                                  $ 3,754,420             4,800,834
                                                                            =================      ================

Capital Share Transactions - A Shares
  Shares sold                                                                          3,213                30,977
  Shares issued in reinvestment of distributions                                           -                     -
  Shares repurchased                                                                 (10,123)              (24,153)
                                                                            -----------------      ----------------

  Net increase (decrease) from capital transactions                                   (6,910)                6,824
                                                                            =================      ================

Capital Share Transactions - B Shares
  Shares sold                                                                         38,535                59,498
  Shares issued in reinvestment of distributions                                           -                     -
  Shares repurchased                                                                 (11,596)
                                                                            -----------------      ----------------

  Net increase (decrease) from capital transactions                                   26,939                59,498
                                                                            =================      ================

Capital Share Transactions - R Shares
  Shares sold                                                                         33,672                83,939
  Shares issued in reinvestment of distributions                                           -                 1,388
  Shares repurchased                                                                 (26,918)              (12,188)
                                                                            -----------------      ----------------

  Net increase (decrease) from capital transactions                                    6,754                73,139
                                                                            =================      ================

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund - Class A
Financial Highlights

                                                                   For the               For the              For the
                                                                  year ended           year ended          period ended
                                                                 November 30,         November 30,         November 30,
                                                                     2002                 2001               2000 (c)
                                                               -----------------     ----------------     ----------------
Selected Per Share Data
Net asset value, beginning of period                                    $ 10.96              $ 14.38              $ 17.46
                                                               -----------------     ----------------     ----------------
Income from investment operations
  Net investment income (loss)                                            (0.15)               (0.19)               (0.01)
  Net realized and unrealized gain (loss)                                 (2.71)               (3.23)               (3.07)
                                                               -----------------     ----------------     ----------------
                                                               -----------------     ----------------     ----------------
Total from investment operations                                          (2.86)               (3.42)               (3.08)
                                                               -----------------     ----------------     ----------------
Less Distributions to shareholders:
  From net investment income                                               0.00                 0.00                 0.00
  From net realized gain                                                   0.00                 0.00                 0.00
                                                               -----------------     ----------------     ----------------
                                                               -----------------     ----------------     ----------------
Total distributions                                                        0.00                 0.00                 0.00
                                                               -----------------     ----------------     ----------------

Net asset value, end of period                                           $ 8.10              $ 10.96              $ 14.38
                                                               =================     ================     ================

Total Return                                                             (26.00)%             (23.78)%             (17.64)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                           $ 147                 $274                 $262
Ratio of expenses to average net assets                                   1.75%                1.75%                1.00%  (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                                          6.46%                5.02%                1.00%  (a)
Ratio of net investment income (loss) to
   average net assets                                                     (1.64)%              (1.55)%              (0.73)%(a)
Ratio of net investment income (loss) to
   average net assets before waiver & reimbursement                       (6.35)%              (4.82)%              (0.73)%(a)
Portfolio turnover rate                                                    20.57%               24.24%               21.86%


(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) For the period November 9, 2000 (Commencement of Operations) to
     November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund - Class B
Financial Highlights

                                                                   For the            For the           For the
                                                                  year ended         year ended      period ended
                                                                 November 30,       November 30,     November 30,
                                                                     2002               2001           2000 (c)
                                                               -----------------   ---------------  ----------------
Selected Per Share Data
Net asset value, beginning of period                                    $ 10.91           $ 14.27           $ 16.03
                                                               -----------------   ---------------  ----------------
Income from investment operations
  Net investment income (loss)                                            (0.21)            (0.26)            (0.30)
  Net realized and unrealized gain (loss)                                 (2.70)            (3.10)            (1.46)
                                                               -----------------   ---------------  ----------------
                                                               -----------------   ---------------  ----------------
Total from investment operations                                          (2.91)            (3.36)            (1.76)
                                                               -----------------   ---------------  ----------------
Less Distributions to shareholders:
  From net investment income                                               0.00              0.00              0.00
  From net realized gain                                                   0.00              0.00              0.00
                                                               -----------------   ---------------  ----------------
                                                               -----------------   ---------------  ----------------
Total distributions                                                        0.00              0.00              0.00
                                                               -----------------   ---------------  ----------------

Net asset value, end of period                                           $ 8.00           $ 10.91           $ 14.27
                                                               =================   ===============  ================

Total Return                                                             (26.58)%          (23.55)%          (10.98)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                           $ 951            $1,003              $462
Ratio of expenses to average net assets                                   2.50%             2.50%             2.50%  (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                                          6.38%             5.25%             7.94%  (a)
Ratio of net investment income (loss) to
   average net assets                                                     (2.33)%           (2.27)%           (2.08)%(a)
Ratio of net investment income (loss) to
   average net assets before waiver & reimbursement                       (6.21)%           (5.03)%           (7.51)%(a)
Portfolio turnover rate                                                   20.57%            24.24%            21.86%


(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) For the period December 31, 1999 (Commencement of Operations) to
     November 30, 2000.


See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund - Class R
Financial Highlights

                                                           For the             For the             For the             For the
                                                          year ended          year ended          year ended         period ended
                                                         November 30,        November 30,        November 30,        November 30,
                                                              2002                2001                2000              2000 (c)
                                                       ----------------    ----------------    ----------------    ----------------
Selected Per Share Data
Net asset value, beginning of period                       $ 10.89             $ 14.38             $ 13.05             $ 10.00
                                                       ----------------    ----------------    ----------------    ----------------
Income from investment operations
  Net investment income (loss)                              (0.15)              (0.18)              (0.24)              (0.08)
  Net realized and unrealized gain (loss)                   (2.70)              (3.23)               1.57                3.13
                                                       ----------------    ----------------    ----------------    ----------------
                                                       ----------------    ----------------    ----------------    ----------------
Total from investment operations                            (2.85)              (3.41)               1.33                3.05
                                                       ----------------    ----------------    ----------------    ----------------
Less Distributions to shareholders:
  From net investment income                                 0.00                0.00                0.00                0.00
  From net realized gain                                     0.00               (0.08)               0.00                0.00
                                                       ----------------    ----------------    ----------------    ----------------
                                                       ----------------    ----------------    ----------------    ----------------
Total distributions                                          0.00               (0.08)               0.00                0.00
                                                       ----------------    ----------------    ----------------    ----------------

Net asset value, end of period                             $ 8.04             $ 10.89             $ 14.38             $ 13.05
                                                       ================    ================    ================    ================

Total Return                                               (26.08)%            (23.83)%            10.19%              30.50% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 2,657              $3,524              $3,602              $1,495
Ratio of expenses to average net assets                      1.75%               1.75%               1.75%               1.75% (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                             5.53%               4.81%               6.20%              13.89% (a)
Ratio of net investment income (loss) to
   average net assets                                        (1.60)%             (1.52)%             (1.37)%             (0.80)(a)
Ratio of net investment income (loss) to
   average net assets before waiver & reimbursement          (5.37)%             (4.58)%             (5.81)%            (12.94)(a)
Portfolio turnover rate                                     20.57%              24.24%              21.86%              53.45% (a)


(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) For the period December 30, 1998 (Commencement of Operations) to
     November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

                                  TANAKA Growth Fund
                          Notes to Financial Statements
                                   November 30, 2002

NOTE 1. ORGANIZATION

          TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") has authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class R. Each class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          Security Valuation- In valuing the Fund's assets, portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the New York Stock Exchange (the "Exchange"), will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board as the primary market. Securities will be valued using quotations on the Exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

          Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board.

          The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

                                   TANAKA Growth Fund
                             Notes to Financial Statements
                             November 30, 2002 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

          Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

          The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

          U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

          Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

          Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

          Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are directors and shareholders of the Fund.

                               TANAKA Growth Fund
                             Notes to Financial Statements
                             November 30, 2002 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

          Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2002, the Advisor received a fee of $42,356 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.50% of the average daily net assets of the Class B shares, and 1.75% of the average daily net assets of the Class A and Class R shares through March 31, 2003.

          For the year ended November 30, 2002, the Advisor reimbursed expenses of $160,052. The Fund has agreed that any operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the fiscal year ending November 30, 2003 if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.50% of the average daily net assets of the Class B shares and 1.75%, respectively, of the average daily net assets of the Class A and the Class R shares (or any lower expense limitation or limitations to which the Advisor may agree).

          The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. For the year ended November 30, 2002 there were $16,463 in 12b-1 expenses paid by the Fund.

          The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average net assets for the first $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended November 30, 2002 Unified received fees of $28,489 from the Fund for administrative services provided to the Fund. During the year ended November 30, 2002, certain persons who are or were officers of the Company may be deemed to be affiliates of Unified Fund Services, Inc.

          The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the year ended November 30, 2002, Unified received fees of $46,643 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's average net assets for the first $50 million, 0.040% of the Fund's average net assets from $50 million to $100 million, and 0.030% of the Fund's average net assets over $100 million (subject to minimum fees of $2,250 per month). For the year ended November 30, 2002, Unified received fees of $24,767 from the Fund for fund accounting services provided to the Fund.

          The Fund retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the distributor during the year ended November 30, 2002. A person who was an officer of the Company during the year ended November 30, 2002, may be deemed to be an affiliate of Unified Financial Securities, Inc.

                                      TANAKA Growth Fund
                                Notes to Financial Statements
                                November 30, 2002 - continued

NOTE 4. INVESTMENTS

          For the year ended November 30, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $1,155,136 and $836,975, respectively. As of November 30, 2002, the gross unrealized appreciation for all securities totaled $216,248 and the gross unrealized depreciation for all securities totaled $1,739,219 for a net unrealized depreciation of $1,522,971. The aggregate cost of securities for federal income tax purposes at November 30, 2002 was $5,312,918. The difference between book cost and tax cost represents wash sales in the amount of $74,185.

NOTE 5. CAPITAL SHARES

          The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Paid in Capital at November 30, 2002 was $6,534,154.

NOTE 6. ESTIMATES

          Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

          The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2002, Parker Hunter, Inc. owned in aggregate 71.76% of the Fund's Class A shares and 98.42% of the Fund's Class B shares in an omnibus account for the benefit of others.

NOTE 8. CAPITAL LOSS CARRYFORWARDS

          At November 30, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,264,111; $38,840 expires in 2009 and $1,225,271 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

NOTE 9. DISTRIBUTION TO SHAREHOLDERS

          There were no distributions in the fiscal year ended November 30, 2002.

          The tax character of distributions paid during the fiscal years 2002 and 2001 were as follows:

Distributions paid from:               2002             2001
                                    ------------   ---------------
    Ordinary Income                           -                 0
    Short-Term Capital Gain                   -                 0
    Long-Term Capital Gain                    -            20,609
                                    ------------   ---------------
                                            $ -          $ 20,609
                                    ============   ===============

                                      TANAKA Growth Fund
                                 Notes to Financial Statements
                                 November 30, 2002 - continued

NOTE 9. DISTRIBUTION TO SHAREHOLDERS-continued

          As of November 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                 $ -
Undistributed long-term capital gain/(accumulated losses)      (1,256,763)
Unrealized appreciation/(depreciation)                         (1,522,971)
                                                            ----------------
                                                             $ (2,779,734)
                                                            ================


          The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

DIRECTORS AND OFFICERS

          The Board of Directors supervises the business activities of the Company.. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a "family of funds" or a "fund complex", and the only fund overseen by the Board is the Fund. The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169.

          The following table provides information regarding each Director who is not an "interested person" of the Company, as defined in the 1940 Act.


                                Position(s) Held
                                  with Company
        Name (and                (and Length                    Principal Occupations                     Other Directorships
     Year of Birth)            of Time Served)                   During Past 5 Years                        Held by Director
David M. Fox               Director                  President and CEO of David Fox &                              none
(1948)                     (since 1997)              Associates, a television programming sales
                                                     firm, since 2001; President and CEO of TV
                                                     Network, Inc., an internet company, from
                                                     1999 to 2001; President and CEO of Unapix
                                                     Entertainment, a television and film sales
                                                     firm from 1992 until 1999

Thomas R. Schwarz          Director                  Retired[; President and COO of Dunkin            TransAct Technologies, Inc.
(1936)                     (since 1997)              Donuts Inc., 1966-1989; CEO of Grossmans           Tridex Corporation
                                                     Inc., 1989-1994]                                 Lebhar-Friedman Publishing
                                                                                                     Yorkshire Global Restaurants

Scott D. Stooker           Director                  President of 1st Team Communications, an     none
(1954)                     (since 1997)              advertising firm, since 1990



          The following table provides information regarding each Director who is an "interested person" of the Company, as defined in the 1940 Act, and each officer of the Company.

                                Position(s) Held
                                  with Company
        Name (and                 (and Length                   Principal Occupations                     Other Directorships
      Year of Birth)            of Time Served)                  During Past 5 Years                        Held by Director
Graham Y. Tanaka*           Chairman, CEO and        President of Tanaka Capital Management,          TransAct Technologies, Inc.
(1948)                      President                Inc. since 1986
                            (since 1997)

Victoria A. McCann          Secretary                Head Trader/Operations Manager at Tanaka                      none
(1967)                      (since 2001)             Capital Management, Inc. since 1991

Mike Durham                 Treasurer                Vice-President of Fund Accounting of                           none
(1958)                      (since 2002)             Unified Fund Services, Inc., the Fund's
                                                     transfer agent, fund accountant and
                                                     administrator, since 1995.



          * "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
TANAKA Growth Fund

          We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund, including the schedule of portfolio investments as of November 30, 2002 and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 16, 2002